REVENUES (Tables)	12 Months Ended
Dec. 31, 2024
Revenue
SCHEDULE OF GROSS OIL AND GAS REVENUE DISAGGREGATED BY REVENUE

The following table presents the Company’s gross oil and gas revenue disaggregated by revenue source:

	December 31,
	2024	2023

Oil revenue	$68,303	$59,749
Natural gas revenue	1,745	1,742
NGL revenue	4,544	2,899
Total oil and natural gas revenues	74,592	64,390
Less: Royalties	(16,068)	(13,793)
Oil and natural gas revenues, net of royalties	$58,524	$50,597